© 2010 Coinstar, Inc. All Rights Reserved 1 Investor Update April 29, 2010 © 2010 Coinstar, Inc. All Rights Reserved Exhibit 99.2

This presentation contains statements considered forward-looking for purposes of the safe harbor provisions under the Private Securities Litigation Reform Act of 1995. Actual results may differ materially from those indicated by these forward-looking statements as a result of various factors, including those discussed in our most recent Annual Report on Form 10-K and Quarterly Report on Form 10-Q filed with the Securities and Exchange Commission. Coinstar, Inc. assumes no obligation and does not intend to update these forward-looking statements.
Safe Harbor for Forward-Looking Statements
© 2010 Coinstar, Inc. All Rights Reserved. These materials may not be reproduced, altered or distributed without the express written consent of Coinstar, Inc.

DVD Kiosks 7,000 to 8,000
Coin Kiosks 0
DVD $1,145 to $1,205
Coin $265 to $285
E-Pay $25 to $35
Money Transfer $95 to $105
Total $1,530 to $1,630
Q2 and Full Year 2010 Guidance
As of April 29, 2010
© 2010 Coinstar, Inc. All Rights Reserved. These materials may not be reproduced, altered or distributed without the express written consent of Coinstar, Inc.

Full Year – Revenue by Segment
(in millions)
DVD $115 to $125
Coin – New $8 to $10
Coin – Maintenance $10 to $13
E-Pay $1 to $2
Money Transfer $3 to $4
Corporate/Other $15 to $20
Total $152 to $174
EBITDA *
(in millions)
$275 to $290
EPS $1.82 to $1.94
Shares Outstanding  (in millions)
31.6 to 31.8
Estimated Effective Tax Rate 40.0%
Free Cash Flow **  (in millions)
$60 to $80
Full Year – Capital Expenditures
(in millions)
Full Year – Other
Full Year – Installations, net
* EBITDA is defined as earnings before net interest expense, income taxes, depreciation, amortization and certain other non-cash charges including stock-
based compensation and share-based expenses.
**  Free Cash Flow is defined as net cash provided by operating activities less capital expenditures.
Revenue   (in millions)
$370 to $390
EBITDA *  (in millions)
$58 to $63
EPS $0.30 to $0.34
Q2 2010 Guidance

Consolidated Revenue
As of March 31, 2010
© 2010 Coinstar, Inc. All Rights Reserved. These materials may not be reproduced, altered or distributed without the express written consent of Coinstar, Inc.

Revenue
(in millions)
$261
$307
$762
$1.145B
$350
Q1
$1.530 to $1.630B *
2006 2007 2008 2009 2010P
* Guidance as of April 29, 2010.

Q1 Q2 Q3 Q4 YTD
Q1 Q2 Q3 Q4 YTD Q1 Q2 Q3 Q4 YTD
2010 $   5,571 - - - - - - - - - - - - - - - - - - - - - - - - $     5,571
2009 $   6,153 $   6,118 $   5,844 $   6,670 $   24,785
2008 $   6,068 $   5,828 $   6,216 $   6,388 $   24,500
2007 $   5,116 $   5,151 $   5,570 $   6,987 $   22,824
2006 $   3,815 $   4,194 $   4,553 $   5,027 $   17,589
2010 $ 21,425 - - - - - - - - - - - - - - - - - - - - - - - - $   21,425
2009 $ 19,931 $ 22,154 $ 22,476 $ 23,095 $   87,656
2008 $ 20,470 $ 23,787 $ 22,016 $ 21,151 $   87,424
2007 $   4,783 $   5,706 $   6,239 $   7,427 $   24,155
2006 - - - - - - - $   1,027 $   3,489 $   4,486 $     9,002
2010 $ 59,935 - - - - - - - - - - - - - - - - - - - - - - - - $   59,935
2009 $ 57,987 $ 64,851 $ 69,566 $ 66,435 $ 258,839
2008 $ 59,242 $ 64,501 $ 71,028 $ 66,532 $ 261,303
2007 $ 54,796 $ 62,413 $ 67,401 $ 66,266 $ 250,876
2006 $ 50,513 $ 57,256 $ 61,475 $ 60,664 $ 229,908
© 2010 Coinstar, Inc. All Rights Reserved. These materials may not be reproduced, altered or distributed without the express written consent of Coinstar, Inc.

Revenue by Segment (in thousands)
As of March 31, 2010
DVD Revenue (from acquisition date)
Coin Revenue
Q1 Q2 Q3 Q4 YTD
Money Transfer Revenue (from acquisition date)
E-Pay Revenue (from acquisition date)
2010 $ 263,130 - - - - - - - - - - - - - - - - - - - - - - - - $ 263,130
2009 $ 154,697 $188,925 $ 198 085 $ 231,804 $ 773,511
2008 $   60,513 $  89,956 $ 104,192 $ 133,792 $ 388,453
2007 $     2,602 $    3,063 $     1,649 $     2,216 $     9,530
2006 $        281 $       876 $        891 $     2,405 $     4,453

Q1 Q2 Q3 Q4 YTD
Q1 Q2 Q3 Q4 YTD Q1 Q2 Q3 Q4 YTD
2010 $   1,651 - - - - - - - - - - - - - - - - - - - - - - - - $   1,651
2009 $   1,603 $   1,927 $   1,758 $   2,635 $   7,923
2008 $   1,691 $   3,360 $   1,059 $   1,953 $   8,063
2010 $ (1,665) - - - - - - - - - - - - - - - - - - - - - - - - $   (1,665)
2009 $ (2,261) $     (375) $   (132) $ (8,161) $ (10,929)
2008 $    (894) $  (2,354) $   (925) $    (928) $   (5,101)
2010 $  14,334 - - - - - - - - - - - - - - - - - - - - - - - - $    14,334
2009 $  21,995 $  25,074 $  26,217 $  21,365 $    94,651
2008 $  23,868 $  25,298 $  27,046 $  25,852 $  102,064
© 2010 Coinstar, Inc. All Rights Reserved. These materials may not be reproduced, altered or distributed without the express written consent of Coinstar, Inc.

Operating Profit (Loss) by Segment (in thousands)
As of March 31, 2010
DVD
Coin
Q1 Q2 Q3 Q4 YTD
Money Transfer
E-Pay
2010 $  44,834 - - - - - - - - - - - - - - - - - - - - - - - - $   44,834
2009 $  20,830 $  24,079 $  27,300 $  29,343 $ 101,552
2008 $    8,174 $  10,444 $  12,707 $  18,499 $   49,824

Q1 Q2 Q3 Q4 YTD
Q1 Q2 Q3 Q4 YTD Q1 Q2 Q3 Q4 YTD
2010 $      815 - - - - - - - - - - - - - - - - - - - - - - - - $       815
2009 $      861 $      967 $      818 $      788 $    3,434
2008 $      910 $      916 $      879 $      869 $    3,574
2010 $   1,878 - - - - - - - - - - - - - - - - - - - - - - - - $    1,878
2009 $   1,527 $    1,665 $    1,667 $   1,495 $    6,354
2008 $   1,498 $    1,544 $    1,562 $   1,509 $    6,113
2010 $ 10,510 - - - - - - - - - - - - - - - - - - - - - - - - $  10,510
2009 $   7,105 $   8,221 $   7,462 $   7,363 $  30,151
2008 $   6,723 $   6,020 $   6,331 $   6,747 $  25,821
© 2010 Coinstar, Inc. All Rights Reserved. These materials may not be reproduced, altered or distributed without the express written consent of Coinstar, Inc.

Depreciation, Amortization and Other by Segment (in thousands)
As of March 31, 2010
DVD
Coin
Q1 Q2 Q3 Q4 YTD
Money Transfer
E-Pay
2010 $ 22,171 - - - - - - - - - - - - - - - - - - - - - - - - $  22,171
2009 $ 13,045 $ 13,955 $ 15,513 $ 17,318 $  59,831
2008 $   5,465 $   7,718 $  8,653 $ 12,331 $  34,167

Q1 Q2 Q3 Q4
Q1 Q2 Q3 Q4
2010 19,100 - - - - - - - - - - - - - - - - - - - - -
2009 18,400 18,400 18,800 19,200
2008 15,500 16,500 17,500 18,400
2007 13,800 14,200 14,500 15,400
2006 13,000 13,100 13,100 13,500
© 2010 Coinstar, Inc. All Rights Reserved. These materials may not be reproduced, altered or distributed without the express written consent of Coinstar, Inc.

Installations and Agent Locations (rounded)
As of March 31, 2010
DVD Kiosks
2010 24,800 - - - - - - - - - - - - - - - - - - - - -
2009 15,400 17,900 20,600 22,400
2008 7,900 9,600 11,800 13,700
2007 3,000 4,300 5,700 7,000
2006 1,000 1,500 1,700 2,200
Q1 Q2 Q3 Q4
Coin Kiosks
Q1 Q2 Q3 Q4
2010 25,000 - - - - - - - - - - - - - - - - - - - - -
2009 23,000 24,000 24,500 25,000
2008 18,500 18,900 20,800 23,000
2007 14,000 14,500 15,900 17,500
2006 19,500 19,500 19,500 14,000
E-Pay POSA Terminals
2010 52,000 - - - - - - - - - - - - - - - - - - - - -
2009 41,000 44,000 45,000 49,000
2008 35,000 36,000 35,000 38,000
2007 22,000 19,600 19,700 19,100
2006 - - - - - - - > 17,000 22,000 22,000
Money Transfer Agents

2010 59.0% - - - - - - - - - - - - - - - - - - - - - - - - 59.0%
2009 59.6% 57.4% 58.1% 54.0% 57.0%
2008 65.2% 63.0% 62.5% 62.2% 62.9%
Q1 Q2 Q3 Q4 YTD
Q1 Q2 Q3 Q4 YTD
2010 $ 32,351 - - - - - - - - - - - - - - - - - - - - - - - - $   32,351
2009 $ 35,980 $ 39,572 $ 29,589 $ 48,329 $ 153,470
2008 $ 29,503 $ 36,755 $ 49,482 $ 34,997 $ 150,737
2007 $   8,385 $ 13,255 $ 16,482 $ 15,226 $   53,348
2006 $   3,683 $   5,145 $   5,221 $ 12,256 $   26,305
© 2010 Coinstar, Inc. All Rights Reserved. These materials may not be reproduced, altered or distributed without the express written consent of Coinstar, Inc.

Other Information
As of March 31, 2010
Q1 Q2 Q3 Q4
DVD Kiosk Same Store Sales DVD Gross Margin
Q1 Q2 Q3 Q4
Coin Kiosk Same Store Sales
2010 0.5% - - - - - - - - - - - - - - - - - - - - -
2009 -5.0% -4.3% -5.4% -3.9%
2008 -0.2% -3.2% -1.8% -5.0%
2007 4.3% 4.4% 3.7% 1.7%
2006 7.8% 7.6% 7.0% 6.2%
2010 21.0% - - - - - - - - - - - - - - - - - - - - -
2009 35.0% 33.0% 26.0% 21.0%
2008 37.4% 63.2% 40.6% 64.3%
Consolidated Capital Expenditures (in thousands)

Number of Locations *
As of March 31, 2010
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Grocery
Mass Merchant
Drug
Convenience Store
Quick Service Restaurant
Financial
Other
Total *
>
>
>
>
>
>
>
>
15,000
3,500
8,000
15,000
2,000
400
2,100
46,000
Q1 2010
* Excludes Money Transfer

Top 5 Customers* – Select Lines of Business (LOB) and
Consolidated Company
As of  March 31, 2010
© 2010 Coinstar, Inc. All Rights Reserved. These materials may not be reproduced, altered or distributed without the express written consent of Coinstar, Inc.

*  As measured by revenue.
** All Walmart related companies, including Sam’s Club and ASDA.
DVD
• Walmart**
• Walgreens
• McDonald’s
• Supervalu
• Kroger
Coin
• Kroger
• Walmart**
• Supervalu
• Delhaize
• Ahold
All LOBs
• Walmart**
• Walgreens
• Kroger
• McDonald’s
• Supervalu